PSEQ-1-399 PSEQ-1-399x


                            Chase Vista Equity Funds

                        Supplement Dated October 19, 1999
                 Class A, Class B and Class C Shares Prospectus
                             Dated February 26, 1999

FOCUS FUND
In the "The Fund's main investment strategy" section, which begins on page 33 of the Prospectus, the last sentence of the third paragraph is deleted.

CAPITAL GROWTH FUND
In the "The Fund's main investment strategy" section on page 39 of the Prospectus, the following text replaces the first sentence of the second paragraph:

Under normal market conditions, the Fund invest at least 80% of its total assets in a broad portfolio of common stocks of companies with a market capitalization of $1 billion to $10 billion at the time of purchase.

SMALL CAP EQUITY FUND
In the "The Fund's main investment strategy" section on page 46 of the Prospectus, the following text replaces the first sentence of the first paragraph:

Under normal market conditions, the Fund invest at least 80% of its securities and at least 65% of its total assets in equity securities of companies with market capitalization of $1.5 billion or less at the time of purchase (small cap companies).

SMALL CAP OPPORTUNITIES FUND
In the "The Fund's main investment strategy" section on page 53 of the Prospectus, the following text replaces the first paragraph:

Under normal market conditions, the Fund invest at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization of $1.5 billion or less at the time of purchase. Market capitalization is the total market value of a company's shares. Companies with market capitalization of less than $1.5 billion are considered by the Fund to be small cap companies.

The following paragraphs replace "The Portfolio Managers" section on page 61 of the Prospectus:

Henry Lartigue, Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. Mr. Lartigue began his career as a securities analyst at Chase in 1984. He then worked as an Equity Fund Manager until 1992.

Mr. Lartigue then worked as an independent registered investment advisor, from July 1992 to June 1994, when he returned to Chase. He is also Portfolio Manager of Chase Equity Growth Fund (since 1994) and Co-Manager of Chase Balanced Fund (since 1994) and Chase Core Equity Fund (since 1996).

BALANCED FUND
Henry Lartigue, Executive Vice President and Chief Investment Officer at Chase, and Jeff Phelps, Portfolio Manager at Chase are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President, and Portfolio Manager at Chase is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined Chase in 1997. Prior to joining Chase, he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999. Mr. Harper has been with Chase since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty

EQUITY INCOME FUND
Robert Heintz, Director of Equity Management, Research and Trading at Chase, is responsible for management of the Fund's portfolio.
Mr. Heintz has worked at Chase since 1983 in an investment management position. Before joining Chase he worked at the Bank of New York as a Portfolio Manager. Mr. Heintz has been managing the Fund since August 1999. He is also Portfolio Manager of Chase Equity Income Fund (since 1988).

LARGE CAP EQUITY FUND
Mr. Heintz is responsible for management of the Fund's portfolio.
Mr. Heintz has been managing the Fund since August 1999.

GROWTH AND INCOME FUND
Mr. Heintz and Steve O'Keefe, Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Mr. O'Keefe joined Chase in 1989. Prior to joining Chase, he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999.

FOCUS FUND
Mr. Lartigue and Mr. Heintz are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.

CAPITAL GROWTH FUND
Mr. Heintz and Chris Matlock, Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Mr. Matlock has worked at Chase since 1994 in numerous investment management roles. Prior to joining Chase he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have been managing the Fund since August 1999.

SMALL CAP EQUITY FUND
Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Ms. Ellis has worked for Chase since 1987 as an analyst and portfolio manager. Before joining Chase she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. Ms. Ellis is also Portfolio Manager of Chase Small Capitalization Fund (since 1993).

SMALL CAP OPPORTUNITIES FUND
Ms. Ellis and Mr. Lartigue are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.















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